Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

("Separate Accounts")

Supplement to:

Ameritas Low-Load® Variable Universal Life and

Ameritas Low-Load® Survivorship Variable Universal Life

Prospectuses Dated May 1, 2008

Ameritas No-Load Variable Annuity (4080)

Prospectus Dated May 1, 2010

Ameritas NLVA 6150

Prospectus Dated May 1, 2013

Ameritas No-Load VA 6150, Ameritas Advisor No-Load VA

and Ameritas Advisor VUL®

Prospectuses Dated May 1, 2016

Supplement Dated June 15, 2016

The subsection titled, "Substitution of Money Market Fund," is deleted and replaced with the following:

Replacement of Money Market Fund

The Securities and Exchange Commission ("SEC") provided guidance permitting the reallocation of contract value from certain money market funds to government money market funds under limited circumstances (a "Replacement") without the insurance company applying for an order from the SEC. Accordingly, we have withdrawn our substitution application to the SEC in favor of a Replacement. The guidance does not require the insurance company to reimburse Policy Owners for increased portfolio expenses, so we will not make such a reimbursement.

On or around July 22, 2016, we will effect the Replacement by reallocating contract value allocated to the Vanguard® Money Market Portfolio ("Existing Fund") to the Fidelity® VIP Government Money Market Portfolio, Initial Class ("Replacement Fund"). Both funds are described in their respective summary prospectuses, which are available at no charge by contacting the Service Center at 800-255-9678 or by logging into your account at ameritasdirect.com.

Until the date of the Replacement, Policy Value allocated to the Existing Fund may remain invested in the corresponding Subaccount, and transfers of Policy Value in and out of that Subaccount will be allowed without any charge or limitation (except potentially harmful transfers (See the "Disruptive Trading Procedures" section)).

When carried out, the Replacement will result in any Policy Value you have allocated to the Existing Fund Subaccount being transferred at relative net asset value to the Replacement Fund Subaccount. We will pay all expenses incurred in connection with the Replacement. There will be no tax consequences resulting from the Replacement. After the Replacement, the Existing Fund Subaccount will no longer be available for investment under the Policy.

Once the Replacement occurs, unless you instruct us otherwise, any existing or future instruction that designates the Existing Fund Subaccount will be deemed to be an instruction for the Replacement Fund Subaccount. This includes, but is not limited to, instructions for purchase payments, partial withdrawals, and transfer instructions (including instructions under any automatic or systematic transfer program). All references to the Existing Fund will be replaced with a reference to the Replacement Fund, and all references to a money market subaccount will refer to the Fidelity® VIP Government Money Market Portfolio, Initial Class Subaccount. On the date of the Replacement and thereafter, this Policy will no longer include the Vanguard® Money Market Portfolio Subaccount.

PF 692 6-16

Information about the Replacement Fund, its investment policy, risks, fees and expenses and other aspects of its operations, can be found in its prospectus, which you should read carefully. There is no assurance that the Replacement Fund will achieve its stated objective.

If you have any questions about the Replacement, please contact a Service Center representative at 800-255-9678.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 692 6-16